                                                                    EXHIBIT 10.3


                                PLEDGE AGREEMENT
                                ----------------

          PLEDGE AGREEMENT, dated as of April 25, 1996 (as amended, modified or supplemented from time to time, the "Agreement"), made by each of the undersigned (each, a "Pledgor" and collectively the "Pledgors"), in favor of BANQUE PARIBAS, as Collateral Agent (the "Pledgee"), for the benefit of (x) the Banks (as defined below) and the Agent (as defined below) under, and any other lender from time to time party to the Credit Agreement hereinafter referred to (such Banks, the Agent and the other lenders, if any, are hereinafter called the "Bank Creditors") and (y) if Banque Paribas in its individual capacity, any Bank or a syndicate of financial institutions organized by Banque Paribas or any such Bank or an affiliate of Banque Paribas or such Bank enter into one or more
(i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (collectively, the "Interest Rate Protection or Other Hedging Agreements"), with, or guaranteed by, the Borrower (as defined below) or any of its Subsidiaries, Banque Paribas, any such Bank or an affiliate of Banque Paribas or such Bank (even if Banque Paribas or any such Bank ceases to be a Bank under the Credit Agreement for any reason) and any such institution that participates in such Interest Rate Protection or Other Hedging Agreements and their subsequent assigns (collectively, the "Other Creditors" and, together with the Bank Creditors, are herein called the "Secured Creditors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as therein defined.


                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, Vernitron Corporation (the "Borrower"), the financial institutions from time to time party thereto (the "Banks") and Banque Paribas, as Agent (the "Agent"), have entered into a Credit Agreement, dated as of April 25, 1996, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented, restructured or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are

Subsidiaries of the Borrower and whose obligations are guaranteed by the Borrower thereunder or any increase in the amount borrowed) all or any portion of, the Indebtedness under such agreement or any successor agreements; PROVIDED, that with respect to any agreement providing for the refinancing of Indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either (A) all obligations under the Credit Agreement being refinanced shall be paid in full at the time of such refinancing, and all commitments and letters of credit issued pursuant to the refinanced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Banks shall have consented in writing to the refinancing Indebtedness being treated, along with their Indebtedness, as Indebtedness pursuant to the Credit Agreement, (ii) the refinancing Indebtedness shall be permitted to be incurred under the Credit Agreement being refinanced (if such Credit Agreement is to remain outstanding) and (iii) a notice to the effect that the refinancing Indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Borrower to the Collateral Agent);

          WHEREAS, pursuant to the Subsidiaries Guaranty (as amended, modified or supplemented from time to time, the "Subsidiaries Guaranty"), Subsidiaries of the Borrower may from time to time jointly and severally guarantee to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and each Interest Rate Protection Agreement or Other Hedging Agreement with one or more Other Creditors;

          WHEREAS, the Borrower desires to incur Loans and to have Letters of Credit issued for its account pursuant to the Credit Agreement;

          WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection or Other Hedging Agreements with one or more Other Creditors;

          WHEREAS, it is a condition to each of the above-described extensions of credit to the Borrower that each Pledgor shall have executed and delivered this Agreement to the Pledgee;

          WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;


          NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

          1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

         (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnitees, fees and interest thereon) of such Pledgor owing to the Bank Creditors, now existing or hereafter incurred under, arising out of or in connection with any Credit Document and the due performance and compliance by such Pledgor with the terms of each such Credit Document (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

        (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnitees, fees and interest thereon) of such Pledgor owing to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection or Other Hedging Agreement (all such obligations and indebtedness under this clause (ii) being herein collectively called the "Interest Rate Protection Obligations");

       (iii) any and all sums advanced by the Pledgee in accordance with the terms of this Agreement in order to preserve the Collateral (as defined in Section 3.4 herein) or preserve its security interest in the Collateral;

        (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i),
     (ii) and (iii) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement, or any payment default under any Interest Rate Protection or Other Hedging Agreement after the expiration of any applicable grace period and shall in any event include, without limitation, any payment default on any of the Obligations (as hereinafter defined) after the expiration of any applicable grace period) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

         (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations"; PROVIDED, that it is acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein, (i) the term "Stock" shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock at any time owned by the Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by the Pledgor of any Foreign Corporation, PROVIDED that, except as provided in the last sentence of this Section 2, the Pledgor shall not be required to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote and
(ii) the term "Notes" shall mean all promissory notes at any time issued to the Pledgor by any of its Subsidiaries, Affiliates or any other Person. If and to the extent that the Pledgee receives or holds stock certificates representing more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote, the Pledgee agrees to act as bailee and custodian for the benefit of the Pledgor with respect to any portion of such capital stock representing more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote except as otherwise provided in the last sentence of this Section 2. As used herein, the term "Securities" shall mean all of the Stock and Notes. The Pledgor represents and warrants, as to the Stock of corporations and promissory notes owned by the Pledgor, that on the date hereof (a) the Stock consists of the number and type of shares of the stock of the corporations as described in Annex A hereto; (b) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto; (c) the Notes consist of the promissory notes described in Annex B hereto; and (d) the Pledgor is the holder of record and sole beneficial owner of the Stock and the Notes and there exist no options or preemption rights in respect of any of the Stock. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pro-nouncements issued or promulgated thereunder which would permit a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote without causing the undistributed earnings of such Foreign Corporation as determined for Federal income taxes to be treated as a deemed dividend to the Pledgor for Federal income tax purposes, then the 65% limitation set forth in clause (i)(y) of this Section 2, shall no longer be applicable and the Pledgor shall duly pledge and deliver to the Pledgee such of the Securities not theretofore required to be pledged hereunder up to the maximum amount of Securities that may be so pledged without causing the undistributed earnings of such Foreign Corporation as determined for Federal income tax purposes to be treated as a deemed dividend to a Pledgor for Federal income tax purposes.

          3.  PLEDGE OF SECURITIES, ETC.

          3.1. PLEDGE. To secure the Obligations and for the purposes set forth in Section 1, each Pledgor hereby: (i) grants to the Pledgee a security interest in all of the Collateral owned by the Pledgor; (ii) pledges and deposits as security with the Pledgee the Securities owned by such Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank by such Pledgor in the case of Stock, or such other instruments of transfer as are reasonably acceptable to the Pledgee; and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), in each case to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

          3.2. SUBSEQUENTLY ACQUIRED SECURITIES. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, the Pledgor will forthwith pledge and deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee certificates therefor or instruments thereof, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank in the case of Stock, or such other instruments of transfer as are reasonably acceptable to the Pledgee, to secure the Obligations and for the purposes set forth in Section 1, and will promptly thereafter deliver to the Pledgee a certificate executed by any of the Chairman of the Board, the Chief Financial Officer, the President, a Vice Chairman, any Vice President or the Treasurer of such Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder. Subject to the last sentence of Section 2, the Pledgor shall not be required at any time to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote.

          3.3. UNCERTIFICATED SECURITIES. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2 (other than the last sentence of Section 3.2), if any Securities (whether now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York UCC, if applicable). Each Pledgor further agrees to take such actions as the Pledgee reasonably deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

          3.4 DEFINITION OF PLEDGED STOCK, PLEDGED NOTES, PLEDGED SECURITIES AND COLLATERAL. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock," all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes," all of the Pledged Stock and Pledged Notes together are hereinafter called the "Pledged Securities," which together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, is hereinafter called the "Collateral."

          4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities.

          5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities owned by it and to give consents, waivers or ratifications in respect thereof; PROVIDED, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, any other Credit Document or any Interest Rate Protection or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the position or interests of the Pledgee or any Secured Creditor. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

          6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing (or would occur as a result thereof), all cash dividends payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the respective Pledgor free and clear of the security interests created under this Agreement or any other Credit Document; PROVIDED, that all cash dividends payable in respect of the Pledged Stock which are reasonably determined by the Pledgee, in its sole discretion, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral. The Pledgee shall also be entitled to receive directly, and to retain as part of the
Collateral:

         (i) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

        (ii) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

       (iii) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this
Section 6 and Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

          7. REMEDIES IN CASE OF EVENT OF DEFAULT. (a) In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

         (i) to receive all amounts payable in respect of the Collateral payable to such Pledgor under Section 6;

        (ii) to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees;

       (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other action to collect upon any Pledged Note (including, without limitation, to make any demand for payment of amounts then due and payable thereon);

        (iv) to vote all or any part of the Pledged Securities (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do
     so); and

         (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor to the extent permitted by applicable law), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable; PROVIDED, that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

          (b) In case the Pledgee shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Pledgee, then and in such case the relevant Pledgor, the Pledgee and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interests created under this Agreement, and all rights, remedies and powers of the Pledgee shall continue as if no such proceeding had been instituted.

          8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.

          9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

         (i) first, to the payment of all Obligations owing to the Pledgee (or any Indemnitee, in the case of clause (v) of Section 1 of this Agreement) of the type described in clauses (iii), (iv) and (v) of Section 1 of this Agreement;

        (ii) second, to the extent moneys remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 9(e), with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

       (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in
     Section 9(e), with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

        (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i), (ii) and (iii), to the relevant Pledgor or as required by applicable law.

          (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, and interest on, all Loans, all Unpaid Drawings theretofore made (together with all interest accrued thereon), the aggregate Stated Amounts of all Letters of Credit issued under the Credit Agreement, and all Fees and (ii) in the case of the Interest Rate Protection Obligations, all amounts due under the Interest Rate Protection or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

          (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

          (d) Each of the Secured Creditors agrees and acknowledges that if the Bank Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors, as cash security for the repayment of Obligations owing to the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Agent to the Collateral Agent for distribution in accordance with Section 9(a) hereof.

          (e) Except as set forth in Section 9(d) hereof, all payments required to be made hereunder shall be made (i) if to the Bank Creditors, to the Agent under the Credit Agreement for the account of the Bank Creditors, and (ii) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

          (f) For purposes of applying payments received in accordance with this Section 9, the Collateral Agent shall be entitled to rely upon (i) the Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Agent, each Representative for any Secured Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Bank Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Bank Creditor or an Other Creditor) to the contrary, the Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection or Other Hedging Agreements are in existence.

          (g) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the sums referred to in clauses (i), (ii) and (iii) of Section 9(a).

          10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          11.  INDEMNITY.

          11.1 INDEMNITY. (a) Each Pledgor jointly and severally agrees to indemnify, reimburse and hold the Pledgee, each Secured Creditor and their respective successors, permitted assigns, employees, agents and servants (hereinafter in this Section 11.1 referred to individually as "Indemnitee," and collectively as "Indemnities") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including attorneys' fees and expenses) (for the purposes of this Section 11.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnities in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, the violation of the laws of any country, state or other governmental body or unit, any tort or contract claim; provided, that no Indemnitee shall be indemnified pursuant to this Section 11.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee. In no event shall any Indemnitee be liable for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in connection with the terms hereof. Each Pledgor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claims, demand, action, judgment or suit, such Pledgor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Pledgor of any such assertion of which such Indemnitee has knowledge.

          (b) Without limiting the application of Section 11.1(a), each Pledgor jointly and severally agrees to pay or reimburse the Pledgee for any and all fees, costs and expenses of whatever kind or nature reasonably incurred in connection with the creation, preservation or protection of the Pledgee's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral (other than Liens permitted under this Agreement or the Credit Agreement so long as no Event of Default has occurred and is continuing) and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Pledgee's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          (c) If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          11.2. INDEMNITY OBLIGATIONS SECURED BY COLLATERAL; SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Letters of Credit and all Interest Rate Protection or Other Hedging Agreements and the payment of all other Obligations and notwithstanding the discharge thereof.

          12. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the UCC such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

          (b) Each Pledgor hereby appoints the Pledgee as its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

          13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by the parties hereto and each Secured Creditor, by accepting the benefits of this Agreement, acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in
Section 12 of the Credit Agreement.

          14. TRANSFER BY PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Credit Agreement).

          15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. Each Pledgor represents, warrants and covenants that: (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by the Credit Agreement and this Agreement;
(ii) it has the requisite corporate power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement; (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law);
(iv) no consent of any other party (including, without limitation, any stockholder, limited or general partner or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement, except as obtained on or before the date hereof or as permitted to be obtained after the date hereof by Section 3.1 of this Agreement; (v) the execution, delivery and performance of this Agreement does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor or of the certificate of incorporation or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, agreement, instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (vi) all the shares of Stock have been duly and validly issued, are fully paid and nonassessable; (vii) to the best knowledge of Pledgor, each of its Pledged Notes, when executed by the obligor thereof, will be the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (viii) the pledge and assignment of the Securities by it pursuant to this Agreement, together with the delivery of the Securities by it pursuant to this Agreement, creates a valid and perfected first priority security interest in such Securities and the proceeds thereof (except to the extent further action may be required to maintain a perfected security interest in proceeds after the actual receipt thereof by the Pledgee), subject to no prior lien or encumbrance or to any agreement (other than as may be created by any other Credit Document) purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include such Securities. Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities pledged by it pursuant to this Agreement and the proceeds thereof against the claims and demands of all persons whomsoever, and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

          16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by:

          (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Pledgor, except to the extent that the enforceability thereof may be limited by such event; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under in respect of this Agreement, any other Credit Document or any Interest Rate Protection or Other Hedging Agreement, except as specifically set forth in a waiver granted pursuant to Section 20; or (c) any amendment to or modification of any Credit Document, or any Interest Rate Protection or Other Hedg-ing Agreement or any security for any of the Obligations; whether or not any Pledgor shall have notice or knowledge of any of the foregoing, except as specifically set forth in an amendment or modification executed pursuant to
Section 20.

          17. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to all or any part of its Pledged Stock, such Pledgor as soon as practicable and at its expense shall cause such registration to be effected (and be kept effective), and shall cause such qualification and compliance to be effected (and be kept effective) as may be so requested and shall permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements; PROVIDED, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of the Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee expressly for use therein.

          (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem commercially reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration of such Pledged Securities for public sale.

          18. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor such statements, documents or other instruments as may be reasonably requested by such Pledgor acknowledging the satisfaction and termination of this Agreement and the security interests created hereby, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral of such Pledgor as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection and Other Hedging Agreements have been terminated, no Note is outstanding (and all Loans have been paid in full), all Letters of Credit have been terminated (or cash collateralized to the Pledgee's satisfaction) and all other Obligations then owing have been paid in full and there shall exist no unsatisfied claim for reimbursement by any Indemnitee pursuant to Section 11.2.

          (b) In the event that any part of the Collateral is sold in connection with a sale permitted by the Credit Agreement or is otherwise released at the direction of the Required Banks (or all the Banks if required by Section 13.12 of the Credit Agreement), and the proceeds of such sale or sales or from such release are applied in accordance with the terms of the Credit Agreement, such Collateral will be sold free and clear of the Liens created by this Agreement and the Pledgee, at the request and expense of the respective Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral of such Pledgor as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

          (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by its chief financial officer or another authorized senior officer stating that the release of the respective Collateral is permitted pursuant to Section 18(a) or (b). If requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel, which may be in-house counsel, reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence. The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 18.

          19. NOTICES, ETC. All notices and other communications hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and shall be delivered, mailed, telegraphed, telexed, facsimile transmitted or cabled, addressed:

          (a) if to any Pledgor, at its address set forth opposite its signature below;

          (b)  if to the Pledgee, at:

               Banque Paribas
               787 Seventh Avenue
               New York, New York  10019
               Attention:  Donald Ercole
               Telephone No.: (212) 841-2540
               Facsimile No.: (212) 841-2363

          (c) if to any Bank Creditor (other than the Pledgee), either (x) to the Agent, at the address of the Agent specified in the Credit Agreement or
     (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor to the Representative for the Other Creditors, at such address as such Representative may have provided to the Borrower and the Pledgee from time to time, or, in the absence of a Representative, directly to the Other Creditors at such address as the Other Creditors shall have specified in writing to the Borrower and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. All such notices and communications shall, when mailed, telegraphed, telexed, facsimile transmitted or cabled or sent by overnight courier, be effective on the third Business Day following deposit in the mails, certified, return receipt requested, when delivered to the telegraph company, cable company or on the day following delivery to an overnight courier, as the case may be, or sent by telex or facsimile device, except that notices and communications to the Collateral Agent shall not be effective until received by the Collateral Agent.

          20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be amended, changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor and the Pledgee (with the written consent of the Required Banks (or all the Banks if required by Section 13.12 of the Credit Agreement)); PROVIDED, that any amendment, change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, I.E., whether (i) the Bank Creditors as holders of the Credit Document Obligations or (ii) the Other Creditors as holders of the Interest Rate Protection Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Banks and (ii) with respect to the Interest Rate Protection Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection or Other Hedging Agreements.

          21. MISCELLANEOUS. (a) This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and each Secured Creditor and their respective successors and assigns.

          (b) THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          (c) The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

          (d) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

          22. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                                      * * *

          IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


ADDRESS:
645 Madison Avenue                      VERNITRON CORPORATION,
New York, NY  10022                       as a Pledgor
Attention: President
Tel: (212) 593-7900
Fax: (212) 754-6348                     By
                                          ------------------------------
                                           Title:


7777 Fay Avenue                         PRECISION AEROTECH, INC.,
Suite 200                                 as a Pledgor
La Jolla, CA  92037
Attention: President
Tel: (619) 456-2992                     By
Fax: (619) 456-3809                       ------------------------------
                                           Title:


c/o L&S Machine Co., Inc.               L&S AEROTECH, INC.,
*2019 Southwest Boulevard                 as a Pledgor
Wichita, KS  67277
Attention: President
Tel: (316) 942-0181                     By
Fax: (316) 942-6082                       ------------------------------
                                           Title:



- -----------------------
*With a copy to:

     Vernitron Corporation
     645 Madison Avenue
     New York, NY  10022
     Attention: President

*6717 Alabama Highway 157               SPEEDRING, INC.,
Cullman, AL  35057                        as a Pledgor
Attention: President
Tel: (205) 737-5200
Fax: (205) 737-5203                     By
                                          ------------------------------
                                           Title:


*2909 Waterview Drive                   SPEEDRING SYSTEMS, INC.,
Rochester Hills, MI  48309-4600           as a Pledgor
Attention: President
Tel: (810) 853-2540
Fax: (810) 853-2808                     By
                                          ------------------------------
                                           Title:



                                        BANQUE PARIBAS,
                                          as Pledgee


                                        By
                                          ------------------------------
                                           Title:


                                        By
                                          ------------------------------
                                           Title: